Supplement, dated December 16, 1997, to the prospectuses, dated
                        December 1, 1997, of
           Seligman Value Fund Series, Inc. (the "Fund")


      The following supersedes the information set forth in the Fund's prospectus under "Purchase of Shares--Contingent Deferred Sales Load."

      For accounts established after January 1, 1998, the CDSL will be waived or reduced on distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA"), due to death, disability, or minimum distribution requirements after age 70 1/2.



EQ3VAS -12/97